Templeton Global
Real Estate Fund

Your Fund'S Objective:

The Templeton Global Real Estate Fund seeks long-term capital growth by investing primarily in securities of domestic and foreign companies which are principally engaged in or related to the real estate industry, or which own significant real estate assets. Current income is a secondary objective.


April 15, 1997
Dear Shareholder:

We are pleased to bring you the semi-annual report of the Templeton Global Real Estate Fund for the six months ended February 28, 1997. Unlike periods when the real estate sector experienced declining property values and falling rents due to excessive supply, this was a favorable period for most real estate markets. Within this environment, the Fund's Class I shares posted a six-month cumulative total return of 14.44%, as discussed in the Performance Summary on page 5, outperforming its benchmark, the Morgan Stanley Capital International(R) (MSCI) World Index, which delivered a total return of 11.43% for the same period.(1)


(1). The MSCI World Index includes approximately 1,500 companies representing the stock markets of 22 countries, including the U.S., Germany, Canada, Australia, New Zealand, and Japan. The index is not managed according to any investment strategy, includes no sales charges or management expenses, and does not contain cash (the Fund generally carries a certain percentage of cash at any given time). Of course, one cannot invest directly in an index, and the index is not representative of the Fund's portfolio. Total return includes reinvested dividends.

Templeton Global Real Estate Fund

Geographic Distribution on 2/28/97
Based on Total Net Assets

     [Pie Chart]

United States Stocks          54.5%

Asian Stocks                  16.3%

European Stocks               14.9%

Canadian Stocks                4.6%

Australian &
New Zealand Stocks             3.0%

Latin American Stocks          2.2%

Middle East &
African Stocks                 1.2%

Short-Term Obligations &
Other Net Assets               3.3%

During 1996, U.S. real estate investment trusts (REITs) significantly outperformed the Standard & Poor's 500(R) Stock Index (S&P 500(R))(2). Seeking to profit from this booming market, we decreased our U.S. exposure from 62.4% of total net assets on August 31, 1996, to 54.5% at the end of the reporting period. Although we reduced our domestic position, we continued to maintain a favorable outlook for Rouse Co., a non-REIT with strong growth potential, whose stock performed well during the six-month period. Rouse purchased the Hughes Estate in 1995, making it one of the largest landowners in the Las Vegas metropolitan area. In our view, Rouse enjoys a competitive advantage because it usually keeps approximately 65% of its cash flow for its business, versus most REITs, which keep only about 20% of cash flow for reinvestment into the business. This allows Rouse to reinvest its cash flow into its existing assets more easily than a typical REIT can do, given somewhat limiting REIT tax restrictions.


Some experts believe that the urban populations of China, Indonesia, Thailand, Malaysia, Singapore, Hong Kong, and the Philippines will rise 88% in the next 15 years. Based on their expectations, we increased our Asian exposure from 14.6% of total net assets to 16.3% during the reporting period. For example, we purchased shares of PT Jaya Properties, Indonesia's premier real estate developer. The company had an enormous amount of land available for development in Asia, and a strong presence in the low to middle income housing market, the fastest-growing real estate segment in Jakarta. Jaya's avoidance of less profitable sectors of the property market, such as


2. The REIT industry's performance is measured by the Equity Real Estate Investment Trust Index. The S&P 500 consists of 500 widely held U.S. common stocks within four sectors (industrials, utilities, financial, and transportation). Both indices are unmanaged and their performance includes reinvested dividends. One cannot invest directly in an index. Past performance is not predictive of future results.

Templeton Global Real Estate Fund

Portfolio Breakdown on 2/28/97
Based on Total Net Assets

     [Pie Chart]

Real Estate              61.5%

Services                  6.6%

Capital Equipment         6.4%

Multi-Industry            6.2%

Energy                    5.9%

Materials                 5.8%

Finance                   4.3%

Short-Term Obligations &
Other Net Assets          3.3%

condominiums, office buildings and golf courses, also made its stock attractive.

In Europe, where we increased our exposure from 13.7% of total net assets on August 31, 1996, to 14.9% at the end of the reporting period, we found the most investment opportunities in France. We augmented our holdings of Union du Credit Bail Immobilier Unibail (Unibail), France's premier real estate company, which owns some of the most desirable office properties in Paris. Between 1989 and 1994, supply and demand became unbalanced as a result of overbuilding in the French capital. However, available office space has diminished recently and liquidity has returned to the market. In our opinion, Unibail is the real estate company best positioned to benefit from increased investor interest in Paris property.

Looking forward, we expect to see more real estate companies listed on global stock exchanges, and are optimistic about the growth potential for many of these firms. Asian stock markets already have meaningful weightings of real estate equities, and the U.S. stock market's weighting of this type of security is increasing.

   Templeton Global Real Estate Fund

   Top 10 Equity Holdings on 2/28/97
   Based on Total Net Assets

                                          % of Total
   Company, Industry, Country             Net Assets
   Revenue Property Ltd.
   Real Estate, Canada                        3.6%

   PT Jaya Properties, fgn.
   Real Estate, Indonesia                     3.5%

   Rouse Co.
   Real Estate, U.S.                          3.0%

   Equity Residential Properties
   Real Estate, U.S.                          2.9%

   Weeks Corp.
   Real Estate, U.S.                          2.9%

   Catellus Development Corp.
   Real Estate, U.S.                          2.9%

   Security Capital Pacific Trust, SBI
   Real Estate, U.S.                          2.7%

   LTC Properties Inc.
   Real Estate, U.S.                          2.6%

   CBL & Associates Properties Inc.
   Real Estate, U.S.                          2.6%

   Cheung Kong Holdings Ltd.
   Multi-Industry, Hong Kong                  2.5%

For a complete list of portfolio holdings, please see page 11 of this report.

We anticipate that European markets will follow suit over time, but differing tax laws and historical ownership structures add a level of complexity that indicates change will not occur as quickly as it has in the U.S.

This discussion reflects the strategies we employed for the Fund during the six months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

It should be remembered, however, that there are special risks involved with global investing related to market, currency, economic, social, political, and other factors. Emerging markets involve similar but heightened risks, in addition to risks associated with the relatively small size and lesser liquidity of these markets. Since the Fund concentrates on the real estate industry, its share price may be more volatile than those of more broadly diversified investments. These special risks and other considerations are discussed in the Fund's prospectus.

We appreciate your participation in the Templeton Global Real Estate Fund and welcome any comments or suggestions you may have.

Sincerely,



/s/ Jeffrey A. Everett
---------------------------------
Jeffrey A. Everett, CFA
Portfolio Manager
Templeton Global Real Estate Fund


Celebrating 50 Years

This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe.

In addition, we want to stress that all securities markets move both up and down. Mixed in with the good years can be some bad years. Accordingly, mutual fund share prices also move up and down. Every investor should expect such fluctuations, which can be wide. When markets are going down, as well as up, we encourage investors to maintain a long-term perspective. We thank you for your past support and look forward to serving your investment needs in the years ahead.

PERFORMANCE SUMMARY
CLASS I


The Templeton Global Real Estate Fund Class I produced a cumulative total return of 14.44% for the six-month period ended February 28, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include the initial sales charge. While we expect market volatility in the short term, we always maintain a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table to the right, the Fund delivered a cumulative total return of more than 94% since inception on September 12, 1989.

The price of the Fund's shares, as measured by net asset value, increased $1.53, from $13.78 on August 31, 1996, to $15.31 on February 28, 1997. During this time, shareholders received 42 cents ($0.42) per share in dividend income. Of course, past performance is not predictive of future results, and dividends will vary depending on income earned by the Fund, and any profits realized from the sale of securities in the portfolio.

TEMPLETON GLOBAL REAL ESTATE FUND
CLASS I

Periods Ended 2/28/97

                                                                  Since
                                                                  Inception
                        One-Year           Five-Year              (9/12/89)
Cumulative
Total Return(1)              18.66%             62.13%             94.32%

Average Annual


Total Return(2)              11.84%              8.86%              8.45%

Value of $10,000
Investment(3)              $11,184            $15,288            $18,315

                            2/28/93   2/28/94  2/28/95   2/29/96    2/28/97
One-Year
Total Return(4)              9.35%    27.17%  -12.10%    11.79%     18.66%


1. Cumulative total return represents the change in value of an investment over the indicated periods, and does not include the initial sales charge.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods, and includes the maximum 5.75% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the specified periods, and include the maximum 5.75% initial sales charge.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates, and does not include the sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Prior to July 1, 1992, Class I shares were offered at a higher initial sales charge. Thus, actual total return to purchasers of shares during that period would have been lower than noted above. On January 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

PERFORMANCE SUMMARY
CLASS II


The Templeton Global Real Estate Fund Class II provided a cumulative total return of 14.08% for the six-month period ended February 28, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include sales charges.

The price of the Fund's shares, as measured by net asset value, increased $1.55, from $13.67 on August 31, 1996, to $15.22 on February 28, 1997. During this time, shareholders received 34.3 cents ($0.343) per share in dividend income. Of course, past performance is not predictive of future results, and dividends will vary depending on income earned by the Fund, and any profits realized from the sale of securities in the portfolio.

TEMPLETON REAL ESTATE FUND
CLASS II

Periods Ended 2/28/97

                                              Since
                                              Inception
                                 One-Year     (5/1/95)
Cumulative Total Return(1)         17.87%       30.85%

Average Annual Total Return(2)     15.73%       15.20%

Value of $10,000 Investment(3)   $11,573      $12,958


1. Cumulative total return represents the change in value of an investment over the indicated periods, and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods. It includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the specified periods, and include all sales charges.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Many investors have asked us about the activities of Sir John Templeton, since his retirement from the funds. We asked Professor Robert Herrmann to update us on Sir John's current activities and his comments follow.


THE NEW CAREER OF
SIR JOHN TEMPLETON

[PHOTO OF SIR JOHN TEMPLETON]

By Professor
Robert Herrmann

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently, he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in Templeton funds, managed by many of the investment professionals he selected and trained. For sentimental reasons, he allows his name to be associated with the funds, although he knows no more about their management and holdings than any other investor.

Sir John Templeton established the Templeton Foundation in 1987, to foster the acquisition of spiritual information through scientific research. Working with scientists, theologians and others, he strives toward a new science that uses empirical and statistical scientific methods to discover and test spiritual knowledge. A crucial ingredient in his research is what Sir John calls "humility theology," an attitude of humility toward the Creator, combined with receptiveness to the theological significance of current scientific discoveries.

Universal spiritual laws, or "laws of life," are among the areas of investigation. In his recent book, Worldwide Laws of Life, Sir John compiles 200 laws and proverbs from nearly all religions, and deeply embedded in human history. For example, the Golden Rule taught by Jesus in the Sermon on the Mount, states "Do unto others as you would have others do unto you," and is affirmed by all major religions as an acceptable, universal law of life. Other books which Sir John has authored or co-authored during the past few years include: The Humble Approach, Is God the Only Reality, Evidence of Purpose, Who's Who in Theology and Science and The God Who Would Be Known.

With an annual budget of more than $30 million, the Templeton Foundation sponsors 60 programs focusing on spiritual progress and the benefits of freedom.

Sir John's first sizable investment in the programs was the Templeton Prize for Progress in Religion. A panel of nine judges gives the annual award which now exceeds $1.2 million to individuals who have shown extraordinary originality in furthering the world's understanding of God or spirituality.

Recipients of the prize include Professor Paul Davies, author of The Mind of God; the Right Honorable Lord Jacobovits, former Chief Rabbi of Great Britain and The Commonwealth; the Reverend Dr. Billy Graham, world-renowned preacher and presidential inauguration speaker; Mr. Nikkyo Nimano, founder of the World Conference on Religion and Peace; and Sir Sarepalli Radhakrishnan, former President of India, and Oxford professor of Eastern Religions and Ethics.

To encourage young people's and their parents' appreciation of spiritual laws of life, Sir John established an essay contest for teenagers in his home county of Franklin, Tennessee. Students submit essays about the spiritual life principles they plan to follow, and prizes are offered semiannually. In 1996, more than 800 youth participated. Twenty-six similar programs have been launched in various locations, with the support of generous local donors.

The Foundation also sponsors a worldwide program that awards college-level faculty who teach courses integrating science and religion. During the program's first two years, more than 200 courses were created. The Foundation maintains an extensive program of research and education on the health benefits of spirituality, including prizes for medical schools providing courses on spirituality in medicine. Lastly, the Foundation publishes a newsletter with over 2,000 subscribers. Free subscriptions are available to Templeton shareholders by writing to the Foundation.

To contact Sir John Templeton or receive the free newsletter subscription, please write to:

The John Templeton Foundation
2 Radnor Corporate Center #320
100 Matsonford Road
Radnor, PA 19087

TEMPLETON GLOBAL REAL ESTATE FUND
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE--CLASS I
(For a share outstanding throughout the period)

                                           SIX MONTHS
                                              ENDED                              YEAR ENDED AUGUST 31
                                        FEBRUARY 28, 1997      -------------------------------------------------------
                                           (UNAUDITED)          1996         1995         1994        1993        1992
                                        -----------------     --------     --------     --------     -------     -------
Net asset value, beginning of period        $   13.78         $  13.20     $  13.66     $  12.66     $ 10.40     $ 10.08
                                             --------         --------     --------     --------     -------     -------
Income from investment operations:
   Net investment income                          .18              .31          .39          .22         .25         .37
   Net realized and unrealized gain (loss)          1.77           .64         (.64)        1.00        2.36         .43
                                             --------         --------     --------     --------     -------     -------
Total from investment operations                 1.95              .95         (.25)        1.22        2.61         .80
                                             --------         --------     --------     --------     -------     -------
Distributions to shareholders from net
  investment income                              (.42)            (.37)        (.21)        (.22)       (.35)       (.48)
                                             --------         --------     --------     --------     -------     -------
Change in net asset value                        1.53              .58         (.46)        1.00        2.26         .32
                                             --------         --------     --------     --------     -------     -------
Net asset value, end of period              $   15.31         $  13.78     $  13.20     $  13.66     $ 12.66     $ 10.40
                                             ========         ========     ========     ========     =======     =======
TOTAL RETURN*                                  14.44%            7.48%      (1.74)%        9.69%      25.94%       8.29%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of period (000)             $ 146,077         $125,875     $130,149     $131,544     $61,820     $36,955
Ratio of expenses to average net
   assets                                       1.50%**          1.51%        1.55%        1.58%       1.68%       1.69%
Ratio of net investment income to
   average net assets                           2.51%**          2.73%        3.05%        1.97%       2.60%       3.64%
Portfolio turnover rate                        13.06%           20.07%       38.69%       32.34%      19.74%      32.35%
Average commission rate paid (per share)     $   .0068        $  .0418

 * TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
** ANNUALIZED.

TEMPLETON GLOBAL REAL ESTATE FUND
Financial Highlights (cont.)

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE--CLASS II
(For a share outstanding throughout the period)

                                                                   SIX MONTHS                          FOR THE PERIOD
                                                                      ENDED                             MAY 1, 1995+
                                                                FEBRUARY 28, 1997     YEAR ENDED           THROUGH
                                                                   (UNAUDITED)      AUGUST 31, 1996    AUGUST 31, 1995
                                                                -----------------   ---------------    ---------------
Net asset value, beginning of period                                 $ 13.67            $ 13.17            $ 12.25
                                                                    --------        ---------------        -------
Income from investment operations:
   Net investment income                                                 .16                .33                .03
   Net realized and unrealized gain                                     1.73                .52                .89
                                                                    --------        ---------------        -------
Total from investment operations                                        1.89                .85                .92
                                                                    --------        ---------------        -------
Distributions to shareholders from net investment income                (.34)              (.35)                --
                                                                    --------        ---------------        -------
Change in net asset value                                               1.55                .50                .92
                                                                    --------        ---------------        -------
Net asset value, end of period                                       $ 15.22            $ 13.67            $ 13.17
                                                                ==================  ================   ================
TOTAL RETURN*                                                         14.08%              6.69%              7.51%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                      $ 8,249            $ 5,275            $ 1,823
Ratio of expenses to average net assets                                2.24%**            2.26%              2.26%**
Ratio of net investment income to average net assets                   1.58%**            2.20%              1.71%**
Portfolio turnover rate                                               13.06%             20.07%             38.69%
Average commission rate paid (per share)                             $ .0068            $ .0418                 --

 * TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS OR THE CONTINGENT DEFERRED SALES CHARGE. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
** ANNUALIZED.
 + COMMENCEMENT OF SALES.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL REAL ESTATE FUND
Investment Portfolio, February 28, 1997 (unaudited)

--------------------------------------------------------------------------------

         INDUSTRY                                   ISSUE                           COUNTRY      SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: 93.3%
---------------------------------------------------------------------------------------------------------------------
BANKING: 1.9%
                            Banque Nationale de Paris                                  Fr.          30,000   $  1,361,721
                            HSBC Holdings PLC                                         H.K.          55,612      1,357,319
                            PT Bank Bali, fgn.                                       Indo.           9,500         25,360
                            PT Lippo Bank, fgn.                                      Indo.          12,500         14,599
                            Shinhan Bank Co. Ltd.                                     Kor.           6,880        103,573
                                                                                                             ------------
                                                                                                                2,862,572
---------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS: 2.1%
                            Byucksan Development Co. Ltd.                             Kor.          89,629      1,036,335
                            *Suez Cement Co.                                          Egy.          88,000      1,887,882
                            Unione Cementi Marchino Emiliane (Unicem), di Risp        Itl.         139,580        368,352
                                                                                                             ------------
                                                                                                                3,292,569
---------------------------------------------------------------------------------------------------------------------
BUSINESS & PUBLIC SERVICES: 0.9%
                        +   Horizon Group Inc.                                        U.S.         107,520      1,411,200
---------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & HOUSING: 6.1%
                            Daito Trust Construction Co. Ltd.                         Jpn.          81,100        793,318
                            Dragados y Construcciones SA                               Sp.          50,000        756,915
                            Engle Homes                                               U.S.         147,500      1,456,562
                            Kaufman & Broad Home Corp.                                U.S.         150,000      2,118,750
                            *Schuler Homes Inc.                                       U.S.         160,900        925,175
                            Sirti SPA                                                 Itl.         180,000      1,108,273
                      *++   Sundance Homes Inc.                                       U.S.         690,000      1,811,250
                            Toda Corp.                                                Jpn.          70,000        402,139
                                                                                                             ------------
                                                                                                                9,372,382
---------------------------------------------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS: 0.3%
                            Philips Electronics NV                                   Neth.           9,200        415,428
---------------------------------------------------------------------------------------------------------------------
ENERGY SOURCES: 1.9%
                            Societe Elf Aquitane SA                                    Fr.          10,317        987,316
                            Valero Energy Corp.                                       U.S.          60,700      1,912,050
                                                                                                             ------------
                                                                                                                2,899,366
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES: 1.4%
                            Federal National Mortgage Assn.                           U.S.          52,000      2,080,000
---------------------------------------------------------------------------------------------------------------------

TEMPLETON GLOBAL REAL ESTATE FUND
Investment Portfolio, February 28, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

         INDUSTRY                                   ISSUE                           COUNTRY      SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER: 3.0%
                            *Asia Pacific Resources International, A                 Indo.          23,900        119,500
                            Fletcher Challenge Ltd. Forestry Division, ADR            N.Z.          12,769        173,978
                            Georgia-Pacific Corp.                                     U.S.          20,000   $  1,560,000
                            *Mayr-Melnhof Karton AG                                  Aust.          25,000      1,280,162
                            St. Joe Paper Corp.                                       U.S.          20,000      1,552,500
                                                                                                             ------------
                                                                                                                4,686,140
---------------------------------------------------------------------------------------------------------------------
LEISURE & TOURISM: 2.2%

                            *Danubius Hotel and Spa RT                                Hun.          60,000      1,916,840
                            Grand Hotel Holdings Ltd.                                 H.K.       2,469,000      1,107,968
                            Oriental Hotel (Thailand) Public Co. Ltd., fgn.          Thai.          76,200        353,118
                                                                                                             ------------
                                                                                                                3,377,926
---------------------------------------------------------------------------------------------------------------------
MERCHANDISING: 0.6%
                            *Wessel & Vett AS, C                                      Den.          12,000        867,416
---------------------------------------------------------------------------------------------------------------------

METALS & MINING: 0.7%
                            Boehler Uddeholm AG                                      Aust.           9,500        656,483
                            Boehler Uddeholm AG, 144A                                Aust.           2,000        138,207
                            British Steel PLC                                         U.K.          59,000        144,624
                            RGC Ltd.                                                  Aus.          33,601        133,629
                            Rustenburg Platinum Holdings Ltd Ord ZAR.10              S.AF.           1,200         20,355
                                                                                                             ------------
                                                                                                                1,093,298
---------------------------------------------------------------------------------------------------------------------
MULTI-INDUSTRY: 5.6%
                            Cheung Kong Holdings Ltd.                                 H.K.         400,000      3,822,462
                            Inversiones y Representacion                              Arg.         202,831        738,630
                            Metro Pacific Corp. MDI                                  Phil.       2,718,539        805,294
                            *Security Capital US Realty                               Lux.         232,000      3,248,000
                            Swire Pacific Ltd., B                                     H.K.          43,800         59,673
                                                                                                             ------------
                                                                                                                8,674,059
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE: 60.7%
                        +   American Health Properties Inc.                           U.S.          64,300      1,647,687
                            Bail Investissement                                        Fr.           8,700      1,292,397
                            Beacon Properties Corp                                    U.S.         105,000      3,740,625
                      *++   Bluegreen Corp.                                           U.S.       1,192,945      3,280,599
                      *++   Canlan Investment Corp.                                   Can.         595,600      1,633,930
                            Carramerica Realty Corp.                                  U.S.          65,000      1,974,375
                            Catellus Development Corp.                                U.S.         290,000      4,458,750
                        +   CBL & Associates Properties Inc.                          U.S.         160,000      3,980,000
                        +   Charles E. Smith Residential Realty Inc.                  U.S.          80,000      2,260,000
                            *China Resources Beijing Land Ltd., 144A                  Chn.         480,300        272,908
                        +   Crescent Real Estate Equities Company                     U.S.          33,000      1,806,750
                        +   Equity Residential Properties                             U.S.         100,000      4,525,000
                        +   Federal Realty Investment Trust                           U.S.          33,000        886,875

TEMPLETON GLOBAL REAL ESTATE FUND
Investment Portfolio, February 28, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

         INDUSTRY                                   ISSUE                           COUNTRY      SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE (cont.)
                        +   General Growth Properties                                 U.S.         104,000   $  3,185,000
                        +   Health Care Property Investors Inc.                       U.S.          30,000      1,023,750
                        +   Highwood Properties Inc., REIT                            U.S.          96,200      3,318,900
                            Inversiones y Representacion, GDR                         Arg.             500         18,062
                        +   LTC Properties Inc.                                       U.S.         226,000      3,983,250
                        +   Nationwide Health Properties Inc.                         U.S.         122,000      2,684,000
                            New Asia Realty and Trust Co. Ltd., A                     H.K.         388,000      1,410,463
                            New World Development Co. Ltd.                            H.K.         458,553      2,842,381
                            *New World Infrastructure Ltd.                            H.K.             757          2,248
                        +   Omega Healthcare Investors                                U.S.          57,184      1,794,139
                            Parkway Holdings Ltd.                                    Sing.         209,000        879,691
                        +   Post Properties Inc.                                      U.S.          67,000      2,537,625
                            PT Jaya Properties, fgn.                                 Indo.       3,820,500      5,457,857
                            Revenue Property Ltd.                                     Can.       2,294,739      4,297,547
                            Rouse Co.                                                 U.S.         156,300      4,571,775
                            Ryoden Development Ltd.                                   H.K.       3,650,000      1,048,756
                        +   Security Capital Industrial Trust                         U.S.          93,808      2,063,776
                        +   Security Capital Pacific Trust, SBI                       U.S.         179,111      4,209,109
                        +   Summit Properties Inc., REIT                              U.S.          91,300      1,848,825
                            Sun Hung Kai Properties Ltd.                              H.K.         130,000      1,502,512
                            Taylor Woodrow PLC                                        U.K.         311,177        975,643
                            Union du Credit Bail Immobilier Unibail                    Fr.          26,850      2,578,920
                            *Union Valley Corp.                                       U.S.           1,255             13
                        +   United Dominion Realty Trust, Inc.                        U.S.         162,495      2,437,425
                        +   Weeks Corp.                                               U.S.         135,000      4,522,500
                        +   Weingarten Realty Investors, SBI                          U.S.          31,100      1,333,413
                            Westfield Trust Units                                     Aus.         754,285      1,453,004
                                                                                                             ------------
                                                                                                               93,740,480
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS: 0.5%
                            Telecomunicacoes Brasileiras SA, ADR, 144A               Braz.             490         47,530
                            Telmex-Telefonos de Mexico SA, L, ADR                     Mex.          20,000        777,500
                                                                                                             ------------
                                                                                                                  825,030
---------------------------------------------------------------------------------------------------------------------
TRANSPORTATION: 1.4%
                            Florida East Coast Industries Inc.                        U.S.          11,000      1,073,875
                            Peninsular & Oriental Steam Navigation Co.                U.K.         100,000      1,086,372
                                                                                                             ------------
                                                                                                                2,160,247
---------------------------------------------------------------------------------------------------------------------
UTILITIES ELECTRICAL & GAS: 4.0%
                            Korea Electric Power Corp.                                Kor.          59,750      1,715,046
                            Mosenergo, ADR, 144A                                     Russ.          33,000      1,377,750

TEMPLETON GLOBAL REAL ESTATE FUND
Investment Portfolio, February 28, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

         INDUSTRY                                   ISSUE                           COUNTRY      SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------
UTILITIES ELECTRICAL & GAS (cont.)
                            Mosenergo, ADR, Reg. S                                   Russ.          18,873   $    787,948
                            National Grid Holdings PLC                                U.K.         234,200        791,513
                            National Power PLC                                        U.K.         192,378      1,532,206
                                                                                                             ------------
                                                                                                                6,204,463
                                                                                                             ------------
TOTAL COMMON STOCKS (cost $117,036,338)                                                                       143,962,576
---------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: 1.7%
---------------------------------------------------------------------------------------------------------------------
                            Baumax AG, pfd.                                          Aust.          28,650        859,005
                            Lojas Americanas SA, pfd.                                Braz.      22,658,436        325,524
                            Nacional Financiera SA, 11.25%, conv., pfd.               Mex.          15,700        631,925
                            Telebras-Telecomunicacoes Brasileiras SA, pfd., ADR      Braz.           8,000        776,000
                                                                                                             ------------
TOTAL PREFERRED STOCKS (cost $2,973,984)                                                                        2,592,454
---------------------------------------------------------------------------------------------------------------------
                                                                                                PRINCIPAL IN
                                                                                              LOCAL CURRENCY**
---------------------------------------------------------------------------------------------------------------------
BONDS: 1.7%
---------------------------------------------------------------------------------------------------------------------
                            Italy Govt., 5.00%, 6/28/01, conv.                        Itl.       1,345,000      1,341,637
                            Metro Pacific Capital, 2.50%, 4/11/03, conv., 144A       Phil.          65,000         76,050
                            Revenue Property, 6.00%, conv., 3/01/04                   Can.       1,400,000      1,204,000
                                                                                                             ------------
TOTAL BONDS (cost $2,826,773)                                                                                   2,621,687
---------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 3.6% (cost $5,655,749)
---------------------------------------------------------------------------------------------------------------------
                            U.S. Treasury Bills, 4.84% to 5.06%, with
                              maturities to 5/29/97                                   U.S.       5,700,000      5,657,703
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 100.3% (cost $128,492,844)                                                                 154,834,420
OTHER ASSETS, LESS LIABILITIES: (0.3%)                                                                           (508,514)
                                                                                                             ------------
TOTAL NET ASSETS: 100.0%                                                                                     $154,325,906
                                                                                                             ============

 * NON-INCOME PRODUCING.
** CURRENCY OF COUNTRIES INDICATED.
 + REAL ESTATE INVESTMENT TRUST (33.3% OF TOTAL NET ASSETS).
++ SEE NOTE 5.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL REAL ESTATE FUND
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
February 28, 1997
(unaudited)

Assets:
   Investments in securities, at value
      (identified cost $128,492,844)         $154,834,420
   Cash                                            58,946
   Receivables:
      Investment securities sold                   54,911
      Fund shares sold                            504,900
      Dividends and interest                      314,700
                                             ------------
         Total assets                         155,767,877
                                             ------------
Liabilities:
   Payables:
      Investment securities purchased             634,083
      Fund shares redeemed                        526,395
   Accrued expenses                               281,493
                                             ------------
         Total liabilities                      1,441,971
                                             ------------
Net assets, at value                         $154,325,906
                                             ============
Net assets consist of:
   Distributions in excess of net
      investment income                      $    (88,862)
   Net unrealized appreciation                 26,341,576
   Accumulated net realized loss               (4,770,346)
   Net capital paid in on shares of
      beneficial interest                     132,843,538
                                             ------------
Net assets, at value                         $154,325,906
                                             ============
Class I
   Net asset value per share
      ($146,076,743 / 9,538,638
      shares outstanding)                    $      15.31
                                             ============
   Maximum offering price
      ($15.31 / 94.25%)                      $      16.24
                                             ============
Class II
   Net asset value per share
      ($8,249,163 / 542,140
      shares outstanding)                    $      15.22
                                             ============
   Maximum offering price
      ($15.22 / 99.00%)                      $      15.37
                                             ============

STATEMENT OF OPERATIONS
for the six months ended February 28, 1997 (unaudited)

Investment income:
   (net of $33,060
   foreign taxes withheld)
    Dividends                   $ 2,655,038
    Interest                        179,018
                                -----------
      Total income                            $ 2,834,056
Expenses:
    Management fees (Note 3)        532,356
    Administrative fees (Note
      3)                            106,473
    Distribution fees (Note 3)
      Class I                       168,827
      Class II                       32,869
    Transfer agent fees (Note
      3)                            108,000
    Custodian fees                   33,000
    Reports to shareholders          56,000
    Audit fees                        9,000
    Legal fees                        3,500
    Registration and filing
      fees                           27,000
    Trustees' fees and
      expenses                        6,500
    Other                             2,684
                                -----------
      Total expenses                            1,086,209
                                              -----------
         Net investment income                  1,747,847
Realized and unrealized gain (loss):
    Net realized gain (loss)
      on:
      Investments                 1,352,450
      Foreign currency
         transactions               (22,424)
                                -----------
                                  1,330,026
    Net unrealized
      appreciation
      on investments             15,988,757
                                -----------
      Net realized and
         unrealized gain                       17,318,783
                                              -----------
Net increase in net assets
   resulting from operations                  $19,066,630
                                              ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL REAL ESTATE FUND
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     SIX MONTHS
                                                                                        ENDED
                                                                                  FEBRUARY 28, 1997      YEAR ENDED
                                                                                     (UNAUDITED)       AUGUST 31, 1996
                                                                                  -----------------    ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income                                                         $   1,747,847       $   3,484,842
      Net realized gain (loss) on investment and foreign currency transactions          1,330,026          (3,766,931)
      Net unrealized appreciation                                                      15,988,757           9,465,131
                                                                                     ------------        ------------
         Net increase in net assets resulting from operations                          19,066,630           9,183,042
   Distributions to shareholders
      from net investment income
         Class I                                                                       (3,879,764)         (3,656,308)
         Class II                                                                        (147,230)            (58,680)
   Fund share transactions (Note 2)
         Class I                                                                        5,855,591          (9,558,558)
         Class II                                                                       2,280,995           3,267,549
                                                                                     ------------        ------------
           Net increase (decrease) in net assets                                       23,176,222            (822,955)
Net assets:
   Beginning of period                                                                131,149,684         131,972,639
                                                                                     ------------        ------------
   End of period                                                                    $ 154,325,906       $ 131,149,684
                                                                                     ============        ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL REAL ESTATE FUND
Notes to Financial Statements (unaudited)

--------------------------------------------------------------------------------

1. SUMMARY OF ACCOUNTING POLICIES

Templeton Global Real Estate Fund (the Fund) is a Massachusetts business trust and an open-end, diversified management investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth by investing primarily in securities of domestic and foreign companies which are principally engaged in or related to the real estate industry or which own significant real estate assets. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national or foreign exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by management and approved by the Board of Trustees.

B. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

C. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

D. SECURITIES TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

E. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

TEMPLETON GLOBAL REAL ESTATE FUND
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

2. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class I shares and Class II shares. Shares of each class are identical except for their initial sales load, a contingent deferred sales charge on Class II shares, distribution fees, and voting rights on matters affecting a single class. At February 28, 1997, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                                 CLASS I
                                                            --------------------------------------------------
                                                              SIX MONTHS ENDED                YEAR ENDED
                                                              FEBRUARY 28, 1997             AUGUST 31, 1996
                                                           -----------------------      -----------------------
                                                            SHARES        AMOUNT         SHARES        AMOUNT
                                                          ---------    -----------     ---------    -----------
           Shares sold                                     1,206,205   $ 17,737,456     1,668,000   $ 22,151,692
           Shares issued on reinvestment of
             distributions                                   232,791      3,282,613       243,797      3,114,773
           Shares redeemed                                (1,033,164)   (15,164,478)   (2,640,108)   (34,825,023)
                                                          ----------   ------------    ----------   ------------
           Net increase (decrease)                           405,832   $  5,855,591      (728,311)  $ (9,558,558)
                                                          ==========   ============    ==========   ============

                                                                                 CLASS II
                                                            --------------------------------------------------
                                                              SIX MONTHS ENDED                YEAR ENDED
                                                              FEBRUARY 28, 1997             AUGUST 31, 1996
                                                           -----------------------      -----------------------
                                                            SHARES        AMOUNT         SHARES        AMOUNT
                                                          ---------    -----------     ---------    -----------
           Shares sold                                       169,076   $  2,476,898       282,857   $  3,739,556
           Shares issued on reinvestment of
             distributions                                     9,139        128,318         4,365         55,597
           Shares redeemed                                   (21,941)      (324,221)      (39,852)      (527,604)
                                                          ----------   ------------    ----------   ------------
           Net increase                                      156,274   $  2,280,995       247,370   $  3,267,549
                                                          ==========   ============    ==========   ============

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, Inc. (FTSI), Franklin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Services, Inc. (FTIS), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays monthly an investment management fee to TGAL equal, on an annual basis, to 0.75% of the average daily net assets of the Fund. The Fund pays FTSI monthly a fee of 0.15% per annum on the first $200 million of the Fund's average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million, and 0.075% per annum of such average net assets in excess of $1.2 billion. For the six months ended February 28, 1997, FTD received net commissions of $5,724 from the sale of the Funds shares and FTIS received fees of $108,000.

Under the distribution plans for Class I and Class II shares, the Fund reimburses FTD quarterly for FTD's costs and expenses in connection with any activity that is primarily intended to result in a sale of Fund shares, subject to a maximum of 0.25% and 1.00% per annum of the average daily net assets of Class I and Class II shares, respectively. Under the Class I distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At February 28, 1997, unreimbursed expenses amount to $51,429. Class II shares redeemed within 18 months are subject to a contingent deferred sales charge. Contingent deferred sales charges of $13,293 were paid to FTD for the six months ended February 28, 1997.

TEMPLETON GLOBAL REAL ESTATE FUND
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees for the six months ended February 28, 1997.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the six months ended February 28, 1997 aggregated $21,799,221 and $17,995,133, respectively. The cost of securities for federal income tax purposes is $128,639,144. Realized gains and losses are reported on an identified cost basis.

At February 28, 1997, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

           Unrealized appreciation                                                               $35,484,935
           Unrealized depreciation                                                                (9,289,659)
                                                                                                 ------------
           Net unrealized appreciation                                                           $26,195,276
                                                                                                 ============

5. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as Investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at February 28, 1997 amounted to $6,725,779.

6. CAPITAL LOSS CARRYFORWARD

At August 31, 1996 the Fund had tax basis capital losses of $7,000,000 which may be carried over to offset future capital gains. Of this amount, $1,000,000 arose from the merger with National Real Estate Fund on December 14, 1990. Such losses expire in varying amounts from August 31, 1997 to August 31, 2004.

FRANKLIN TEMPLETON GROUP OF FUNDS

LITERATURE REQUEST - Call 1-800/DIAL BEN (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.
GLOBAL GROWTH                             INCOME        FRANKLIN STATE-SPECIFIC
                                                        FUNDS SEEKING
Franklin Global Health Care Fund          Franklin Adjustable Rate
                                                        TAX-FREE INCOME
                                          Securities Fund
Franklin Templeton Japan Fund
                                          Franklin Adjustable U.S.
                                                        Alabama
Templeton Developing Markets Trust
                                          Government Securities Fund
                                                        Arizona*
Templeton Foreign Fund
                                          Franklin's AGE High Income Fund
                                                        Arkansas**
Templeton Foreign Smaller
                                          Franklin Investment
Companies Fund                                          California*
                                          Grade Income Fund
Templeton Global Infrastructure Fund
                                                        Colorado
                                          Franklin Short-Intermediate U.S.
Templeton Global
                                          Government Securities Fund
                                                        Connecticut
Opportunities Trust
                                          Franklin U.S. Government
                                                        Florida*
Templeton Global Real Estate Fund
                                          Securities Fund
                                                        Georgia
Templeton Global Smaller
                                          Franklin Money Fund
Companies Fund                                          Hawaii**
                                          Franklin Federal Money Fund
Templeton Greater European Fund                         Indiana
Templeton Growth Fund                                   Kentucky
                                          FOR NON-U.S. INVESTORS:
Templeton Latin America Fund                            Louisiana
                                          Franklin Tax-Advantaged
                                          High Yield Securities Fund
Templeton Pacific Growth Fund                           Maryland
                                          Franklin Tax-Advantaged
Templeton World Fund                                    Massachusetts***
                                          International Bond Fund
                                                        Michigan*
                                          Franklin Tax-Advantaged U.S.
GLOBAL GROWTH AND INCOME
                                                        Minnesota***
                                          Government Securities Fund
Franklin Global Utilities Fund
                                                        Missouri
                                          FOR CORPORATIONS:
Franklin Templeton German
                                                        New Jersey
                                          Franklin Corporate Qualified
Government Bond Fund
                                                        New York*
                                          Dividend Fund
Franklin Templeton
                                                        North Carolina
Global Currency Fund
                                                        Ohio***
Mutual European Fund
                                          FRANKLIN FUNDS SEEKING
                                                        Oregon
Templeton Global Bond Fund
                                          TAX-FREE INCOME
                                                        Pennsylvania
Templeton Growth and Income Fund
                                          Federal Intermediate-Term
                                                        Tennessee**
                                          Tax-Free Income Fund
                                                        Texas
GLOBAL INCOME                             Federal Tax-Free Income Fund
                                                        Virginia
                                          High Yield Tax-Free Income Fund
Franklin Global Government
Income Fund
                                                        Washington**
                                          Insured Tax-Free Income Fund
Franklin Templeton Hard
                                          Puerto Rico Tax-Free Income Fund
                                                        VARIABLE ANNUITIES+
Currency Fund
                                          Tax-Exempt Money Fund
                                                        Franklin Valuemark(R)
Franklin Templeton High
Income Currency Fund
                                                        Franklin Templeton
                                                        Valuemark Income Plus
Templeton Americas
                                                        (an immediate annuity)
Government Securities Fund

*TWO OR MORE FUND OPTIONS AVAILABLE: LONG-TERM PORTFOLIO, INTERMEDIATE-TERM PORTFOLIO, A PORTFOLIO OF INSURED MUNICIPAL SECURITIES,
AND/OR A HIGH YIELD PORTFOLIO (CA) AND A MONEY MARKET PORTFOLIO (CA AND NY). **THE FUND MAY INVEST UP TO 100% OF ITS ASSETS IN BONDS THAT PAY INTEREST SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX.
***PORTFOLIO OF INSURED MUNICIPAL SECURITIES.
+FRANKLIN VALUEMARK AND FRANKLIN TEMPLETON VALUEMARK INCOME PLUS ARE ISSUED BY ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA OR BY ITS WHOLLY OWNED SUBSIDIARY, PREFERRED LIFE INSURANCE COMPANY OF NEW YORK, AND DISTRIBUTED BY NALAC FINANCIAL PLANS, LLC.
FGF 02/97               GROWTH
                        Franklin Blue Chip Fund
                        Franklin California Growth Fund
                        Franklin DynaTech Fund
                        Franklin Equity Fund
                        Franklin Gold Fund
                        Franklin Growth Fund
                        Franklin MidCap Growth Fund
                        Franklin Small Cap Growth Fund
                        Mutual Discovery Fund
                        GROWTH AND INCOME
                        Franklin Asset Allocation Fund
                        Franklin Balance Sheet
                        Investment Fund
                        Franklin Convertible Securities Fund
                        Franklin Equity Income Fund
                        Franklin Income Fund
                        Franklin MicroCap Value Fund
                        Franklin Natural Resources Fund
                        Franklin Real Estate Securities Fund
                        Franklin Rising Dividends Fund
                        Franklin Strategic Income Fund
                        Franklin Utilities Fund
                        Franklin Value Fund
                        Mutual Beacon Fund
                        Mutual Qualified Fund
                        Mutual Shares Fund
                        Templeton American Trust, Inc.
                        FUND ALLOCATOR SERIES:
                        Franklin Templeton
                        Conservative Target Fund
                        Franklin Templeton
                        Moderate Target Fund
                        Franklin Templeton
                        Growth Target Fund

Templeton Global
Real Estate Fund

Principal Underwriter:

Franklin Templeton
Distributors, Inc.
700 Central Avenue
St. Petersburg,
Florida 33701-3628

Shareholder Services
1-800-632-2301

Fund Information
1-800-342-5236

This report must be preceded or accompanied by the current prospectus of the Templeton Global Real Estate Fund, which contains more complete information including charges and expenses.

Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors, as well as investment decisions by the investment manager which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

                                   [GRAPHIC]



TEMPLETON
GLOBAL
REAL ESTATE
FUND

Semi-Annual Report
February 28, 1997

[FRANKLIN TEMPLETON LOGO]